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                                                                    Exhibit 99
               					MONTHLY SERVICERS CERTIFICATE
                					SERVICER:  NATIONSBANK, N.A.
                				NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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
Collection Period									                                            		Jan-98
Determination Date							                                           				2/9/98
Deposit Date								                                               				2/13/98
Distribution Date								                                           			2/17/98

Pool Balance on the close of the last day of the preceding
 Collection Period									                                 				281,684,722.68
Less:	Principal Collections		                                				16,543,229.50
     	Purchase Amount allocable to Principal	                     			25,859.01
    	 Realized Losses 			              	                           	686,788.60
                                                              ----------------
Pool Balance on the close of the last day of the Collection
 Period 			                               	            									264,428,845.57
                                                             =================
Original Pool Balance				                                 				1,066,816,806.33
Pool Factor				                                                						24.78672%

Class A Certificate Balance
    Beginning Class A Certificate Balance                 		  		273,234,181.01
    Class A Principal Distribution to Class A Distribution
     Account			                                                  16,738,200.80
                                                              ----------------
    Ending Class A Certificate Balance		                     			256,495,980.21
Original Class A Certificate Balance		                     			1,034,812,302.14
Class A Pool Factor 					                                         			24.78672%

Class B Certificate Balance
    Beginning Class B Certificate Balance		                     		8,450,541.67
    Class B Principal Distribution to Class B Distribution
     Account			                                                     517,676.31
                                                              ----------------
    Ending Class B Certificate Balance		                       			7,932,865.36
Original Class B Certificate Balance		                        			32,004,504.19
Class B Pool Factor 			                                         					24.78672%

Class A Pass-Through Rate			                                       				5.8500%
Class B Pass-Through Rate				                                       			6.0000%

Class A Percentage						                                           			97.0000%
Class B Percentage							                                            		3.0000%

Available Interest
   	Collections and Liquidation Proceeds allocable to
     interest		                                     														2,544,712.56
   	Recoveries							                                              		16,036.10
   	Purchase Amount allocable to Interest	                           			198.01
                                                              ----------------
           		Total Interest Collections		                      			2,560,946.67
   	Advances for the related Distribution Date	                   		420,431.63
   	Less:  Outstanding Advances to be reimbursed                 			495,600.96
                                                              ----------------
           		Total Available Interest			                       			2,485,777.34

Available Principal
   	Collections and Liquidation Proceeds allocable to Principal		16,543,229.50
   	Purchase Amount allocable to Principal	                       			25,859.01
                                                              ----------------
           		Total Available Principal			                      		16,569,088.51

Deposit to Certificate Account
   	Available Interest						                                    		2,485,777.34
   	Available Principal					                                  			16,569,088.51
   	Withdrawal from Reserve Account                                  					0.00
   	Less:  Basic Servicing Fee to be withheld from Collections		 			234,737.27
                                                              ----------------
         		Net Deposit to Certificate Account	                			18,820,128.58

Class A Interest Distribution
   	Class A Monthly Interest			                               				1,332,016.63
   	Class A Interest Carryover Shortfall	                              			0.00
                                                             -----------------
           		Total						                                       			1,332,016.63

Class B Interest Distribution
    Class B Monthly Interest					                                  		42,252.71
	   Class B Interest Carryover Shortfall			                              	0.00
                                                              ----------------
           		Total				                                          					42,252.71

Class A Principal Distribution
    Class A Monthly Principal                              						16,738,200.80
   	Class A Principal Carryover Shortfall from the preceding
     Distribution Date	                                               				0.00
                                                              ----------------
           		Total								                                      	16,738,200.80

Class B Principal Distribution
   	Class B Monthly Principal				                                 		517,676.31
   	Class B Principal Carryover Shortfall from the	preceding
     Distribution Date	                                               				0.00
                                                              ----------------
           		Total					                                         				517,676.31

Basic Servicing Fee (inc. unpaid amount from prior periods)									234,737.27

Distributions to the extent of Available Interest and	Available
 Reserve Amount (and Class B Percentage of Available Principal
 with respect to Class A Interest  Distribution)
   	Unpaid Basic Servicing Fee to Servicer		                       	234,737.27
   	Class A Interest Distribution to Class A Distribution
     Account                                                     	1,332,016.63
   	Class B Interest Distribution to Class B Distribution
     Account			                                                      42,252.71

Distributions of Available Principal, Remaining Available
 Interest	and Remaining Available Reserve Amount
   	Class A Principal Distribution to Class A Distribution
     Account	                                                  		16,738,200.80
   	Class B Principal Distribution to Class B Distribution
     Account	                                                      	517,676.31
   	To Reserve Account up to Specified Reserve Account Balance		         	0.00
   	Any Remaining Amounts to Sellers			                             189,982.13


Specified Reserve Account Balance
	Greater of:
	(a) Reserve percentage applicable                                    			5.00%
	     Pool Balance on last day of Collection Period times
       reserve percentage applicable                          			13,221,442.28
	(b) Lesser of: Deposit from Available Interest and Available
                 Principal
      		(i)  floor amount stated or	                             13,335,210.08
      		(ii) Pool Balance on last day of Collection Period
     		      plus interest through Scheduled Distribution Date		343,236,549.06
Specified Reserve Account Balance			                             13,335,210.08

Reserve Account
   	Beginning Balance	                                         		14,084,236.13
   	Deposit from Available Interest and Available Principal		            	0.00
   	Investment Earnings	                                           		61,918.26
   	Less:  Withdrawal from Reserve Account and deposit to
            Certificate Account to cover:
         		Accrued and unpaid Basic Servicing Fees	                      	0.00
         		Amounts to be distributed to Certificateholders'	             	0.00
         		Reimb. to Servicer for Outstanding Advances
            associated with Defaulted Accounts	                     	31,381.71
   	Less:  Withdrawal by Sellers of Excess of Reserve Account
            Balance Over Specified Reserve Account Balance	       		717,644.34
   	Less:  Withdrawal of Investment Earnings by Servicer          			61,918.26
                                                              ----------------
   	Ending Balance		                                            	13,335,210.08
				                                                          ================

Available Reserve Account Balance			                            	13,335,210.08

Realized Losses			                                                 	686,788.60
Net Loss Ratio (annualized)
   	For the current Collection Period                                 			2.95%
	   For the preceding Collection Period		                               	1.74%
	   For the second preceding Collection Period	                        		2.39%
Average Net Loss Ratio (Specified Reserve Account Balance
 increases if greater than 1.50%)	                                    			2.36%

Delinquency Analysis
   	Number of Loans
       		   30 to 59 days past due 	                                    	1,201
       		   60 to 89 days past due 	                                      	260
		          90 or more days past due                                     		267
                                                              ----------------
  		Total	                                                              	1,728

   	Principal Balance
		          30 to 59 days past due 	                             	9,070,284.40
       		   60 to 89 days past due                              		2,013,371.35
       		   90 or more days past due                            		2,174,986.84
                                                              ----------------
  		Total	                                                      	13,258,642.59

Delinquency Ratio
   	For the current Collection Period                                 			1.58%
   	For the preceding Collection Period		                               	1.55%
   	For the second preceding Collection Period		                        	1.36%
Average Delinquency Ratio (Specified Reserve Account Balance
  increases if greater than 1.25%)			                                   	1.50%

Collateral Repossessed and Held by the Trust
   	Number		                                                              	184
   	Principal Balance		                                          	1,481,085.10

Weighted Average Computations
   	Weighted Average Coupon	                                       		10.59640%
   	Weighted Average Original Term		                                    	61.09
   	Weighted Average Remaining Term		                                   	26.88




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